Exhibit 99.24


                             JOINT FILING AGREEMENT

         The undersigned hereby agree that any Statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to the securities of Greenbriar Corporation may be filed by any of the undersigned as a joint filing of all of the undersigned. This Joint Filing Agreement shall be filed as an Exhibit to such statement.




Date: August 2, 2001             LSOF POOLED EQUITY, L.P.

                                 By:    LSOF GenPar, Inc., its General Partner


                                 By:/s/ J.D. Dell
                                    ------------------------------------------
                                      J.D. Dell
                                      Vice President



Date: August 2, 2001             LSOF GENPAR, INC.


                                 By:/s/ J.D. Dell
                                    ------------------------------------------
                                      J.D. Dell
                                      Vice President



Date: August 2, 2001             LONE STAR OPPORTUNITY FUND, L.P.

                                 By:    Lone Star Partner, L.P.,
                                        its General Partner

                                        By:   Lone Star Management Co., Ltd.,
                                               its General Partner


                                              By:/s/ J.D. Dell
                                                 -----------------------------
                                                   J.D. Dell
                                                   Vice President

Date: August 2, 2001             LONE STAR PARTNER, L.P.

                                 By:    Lone Star Management Co., Ltd.,
                                        its General Partner


                                        By:/s/ J.D. Dell
                                           -----------------------------------
                                              J.D. Dell
                                              Vice President




Date: August 2, 2001             LONE STAR MANAGEMENT CO., LTD.


                                 By:/s/ J.D. Dell
                                    ------------------------------------------
                                      J.D. Dell
                                      Vice President



Date: August 2, 2001             HUDSON ADVISORS, L.L.C.


                                 By:/s/ Steven R. Shearer
                                    ------------------------------------------
                                      Steven R. Shearer
                                      Vice President



Date: August 2, 2001             TERLINGUA ADVISORS, INC.


                                 By:/s/ Steven R. Shearer
                                    ------------------------------------------
                                      Steven R. Shearer
                                      Vice President



Date: August 2, 2001             ADVISORS GENPAR, INC.


                                 By:/s/ J.D. Dell
                                    ------------------------------------------
                                      J.D. Dell
                                      Vice President

Date: August 2, 2001             HUDSON ADVISORS ASSOCIATES, L.P.

                                 By:    Advisors GenPar, Inc.
                                        its General Partner


                                        By:/s/ J.D. Dell
                                           -----------------------------------
                                           J.D. Dell
                                           Vice President





  Date: August 2, 2001           /s/ John P. Grayken
                                 ---------------------------------------------
                                 John P. Grayken